                             TERM PROMISSORY NOTE

$911,339.00                   Dallas, Texas            December 9, 1999
                                   this ("Note")

     1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, TANISYS TECHNOLOGY, INC., a Wyoming corporation, 1ST TECH CORPORATION, a Delaware corporation, and DARKHORSE SYSTEMS, INC., a Delaware corporation (collectively, "Maker"), hereby promise to pay to TANISYS OPERATIONS, L.P., a Texas limited partnership (hereinafter, together with all subsequent holders of this Note, "Payee"), at its address set forth in the Loan Agreement referred to below, or order, in lawful money of the United States of America, the principal sum of $911,339.00, on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the outstanding principal amount of this Note at the rates per annum and on the dates provided in the Loan Agreement.

     2. PREPAYMENTS. This Note may be prepaid, in whole or in part at any time without notice, premium, penalty or fee.

     3. SECURITY FOR NOTE. This Note is secured by certain security interests in assets of Maker granted to Lender, as described and granted in that certain Loan and Security Agreement dated July 24, 1997 by and between Maker, as "Borrower" and NationsCredit Commercial Corporation, through NationsCredit Funding Division ("Original Lender"), as "Lender" (as such agreement has been modified, supplemented, or amended, but not extinguished, including, without limitation, the Modification Agreement dated of even date herewith pursuant to which, among other things, Tanisys Operations, L.P. is substituted for Original Lender, the "Loan Agreement") and the other Loan Documents, the terms of which are incorporated herein by reference and to which instrument reference is hereby made for a further statement of the rights of Payee.

     4. WAIVERS. Except as expressly provided in the Loan Agreement, the Maker and any sureties, guarantors, endorsers and all other parties liable for payment of this Note jointly and severally (i) waive demand, notice of intent to demand, presentment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, protest, notice of protest, notice of dishonor, notice of application for or actual appointment of a receiver for the Collateral or any other asset of Maker, bringing of suit, right to demand a jury trial in any proceeding brought hereunder, and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment of the indebtedness evidenced by this Note, (ii) consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder; (iii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon;
(iv) agree that Payee shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them or any security herefor; and (v) consent to any extension or postponement of time of payment of this Note or to any other indulgence with respect hereto without notice to any of them, and without in any way affecting the personal liability of any party hereunder. If any efforts are made to collect or enforce this Note or any installment due hereunder, the undersigned agrees to pay all collection costs and fees, including reasonable attorneys' fees.

     5. TERMINATION. This Note may not be terminated orally, but only by a discharge in writing signed by the holder of this Note at the time such discharge is sought.

     6. APPLICABLE LAW. In the event the enforceability or validity of any provision of this Note or of any document or instrument evidencing, securing or otherwise related to the indebtedness represented by this Note is challenged or questioned, such provision shall be governed by, and shall be construed under the laws of the State of Texas. Venue for any action in connection with this Note shall be exclusively in Dallas County, Texas.

     7. MULTIPLE MAKERS AND ENDORSERS. Should this Note be signed or endorsed by more than one person and/or entity, all of the obligations herein contained shall be considered the joint and several obligations of each maker and endorser hereof.

     8. DEFINITIONS. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Loan Agreement.

     IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year above first written.

                              MAKER:

                              TANISYS TECHNOLOGY, INC.,
                              a Wyoming corporation

                              By:  /s/ Charles T. Comiso
                                   -------------------------------------------
                              Name: Charles T. Comiso
                                    ------------------------------------------
                              Title: Pres. & CEO
                                     -----------------------------------------

                              1st TECH CORPORATION,
                              a Delaware corporation

                              By:  /s/ Charles T. Comiso
                                   -------------------------------------------
                              Name: Charles T. Comiso
                                    ------------------------------------------
                              Title: Pres. & CEO
                                     -----------------------------------------

                              DARKHORSE SYSTEMS, INC.,
                              a Delaware corporation

                              By:  /s/ Charles T. Comiso
                                   -------------------------------------------
                              Name: Charles T. Comiso
                                    ------------------------------------------
                              Title: Pres. & Ceo
                                     -----------------------------------------


                                       2